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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 1998


                                 SUSSEX BANCORP
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             (Exact name of registrant as specified in its charter)


        New Jersey                   0-29030                   22-3475473
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 (State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)                File Number)             Identification No.)


          399 Route 23, Franklin, New Jersey                        07416
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         (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
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
Item 5.   Other Events

         The Registrant announced a $0.13 per share cash dividend and a two for one stock split. The record date for both the dividend and the stock split will be July 3, 1998, and both will be issued on August 3, 1998.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

              99 Press Release announcing cash dividend and stock split

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         SUSSEX BANCORP
                                                            (Registrant)




Dated: June 26, 1998                                 By: /s/ CANDACE A. LEATHAM
                                                         ----------------------
                                                         CANDACE A. LEATHAM
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                         Description                    Page No.
-----------                         -----------                    --------

   99                  Press Release announcing cash dividend         5
                       and stock split